SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 20, 1998

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

             Connecticut              001-13135             06-1475343
           (State or other           (Commission           (IRS Employer
    jurisdiction of incorporation)   File Number)         Identification
                                                               No.)

       One State Street, Hartford, Connecticut           06102-5024
      (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)


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Item 5.  Other Events

On July 20, 1998, HSB Group, Inc. (the "Company") issued a press release reporting its second quarter earnings. On the same day, the Company issued another press release announcing the declaration of a dividend of 42 cents per share payable on October 29, 1998. Included herewith as Exhibit 99(i) and
Exhibit 99(ii) are the Company's press releases related to these announcements and such information is incorporated herein by reference.


Item 7.  Exhibits.

99(i) Press  release  dated July 20, 1998  announcing  second  quarter  results.

99(ii) Press release dated July 20, 1998 announcing the declaration of October, 1998 dividend.

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     HSB Group, Inc.


Dated:  July 21, 1998                                /s/ R. Kevin Price
                                                     R. Kevin Price
                                                     Senior Vice President
                                                     and Corporate Secretary